Exhibit 10.1

Execution Version

FIRST AMENDMENT

FIRST AMENDMENT, dated as of June 1, 2015 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of May 5, 2014 (the “Existing Credit Agreement”), among AIR LEASE CORPORATION, a Delaware corporation (the “Borrower”), the several lenders from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and the other parties thereto.

W I T N E S S E T H:

WHEREAS, pursuant to the Existing Credit Agreement, the Lenders agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has requested that certain provisions of the Existing Credit Agreement be amended as set forth herein; and

WHEREAS, the Required Lenders are willing to agree to such amendments on the terms set forth herein;

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1.   Defined Terms.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.

SECTION 2.   Amendments to Existing Credit Agreement.

(a)         Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following new definitions:

““First Amendment”: the First Amendment to the Second Amended and Restated Credit Agreement dated June 1, 2015 among Air Lease Corporation as Borrower, the several lenders party thereto and JPMorgan Chase Bank, N.A. as Administrative Agent for the Lenders.

“First Amendment Effective Date”: the date on which the conditions precedent set forth in Section 3 of the First Amendment shall have been satisfied or waived, which date is June 1, 2015.

“Issuing Lender L/C Commitment Sublimit”: for JPMorgan Chase Bank, N.A., $55,000,000, for Natixis, New York Branch, $50,000,000 and for any other Issuing Lender, the amount agreed in writing between the Issuing Lender and the Borrower.”

(b)         Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating in its entirety the following definitions set forth therein as follows:

““Issuing Lender”: each of JPMorgan Chase Bank, N.A., Natixis, New York Branch and any other Lender approved by the Administrative Agent and the Borrower that has agreed in its sole discretion to act as an “Issuing Lender” hereunder, or any of their respective Affiliates, in each case in its capacity as issuer of any Letter of Credit.  Each reference herein to “the Issuing Lender” shall be deemed to be a reference to the relevant Issuing Lender.

“Swingline Exposure”: at any time, the sum of the aggregate amount of all outstanding Swingline Loans at such time.  Subject to Section 2.19(c)(i), the Swingline Exposure of any Lender at any time shall be the sum of (a) its Revolving Percentage of the total Swingline Exposure at such time other than any Swingline Loans made by such Lender in its capacity as a Swingline Lender and (b) if such Lender shall be a Swingline Lender, the principal amount of all Swingline Loans made by such Lender outstanding at such time (to the extent that the other Lenders shall not have funded their participations in such Swingline Loans).”

(c)          The first sentence of Section 2.1(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Subject to the terms and conditions hereof, each Lender severally agrees to make Loans to the Borrower from time to time during the Commitment Period in an aggregate principal amount (i) at any one time outstanding which, when added (after giving effect to any application of proceeds of such Loans pursuant to Section 2.3) to the sum of (A) such Lender’s Revolving Percentage of the L/C Obligations then outstanding and (B) such Lender’s Swingline Exposure then outstanding, does not exceed the amount of such Lender’s Commitment and (ii) that will not result in the Total Extensions of Credit plus the aggregate principal amount of outstanding Competitive Loans exceeding the Total Commitments.”

(d)         Section 2.1(b) of the Existing Credit Agreement is hereby amended by deleting the number “$500,000,000” and replacing it with the number “$900,000,000”.

(e)          The first sentence of Section 2.3(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Subject to the terms and conditions hereof, from time to time during the Commitment Period, the Swingline Lender agrees to make a portion of the credit otherwise available to the Borrower under the Commitments by making swing line loans (“Swingline Loans”) to the Borrower; provided that (i) the sum of (x) the Swingline Exposure of such Swingline Lender (in its capacity as a Swingline Lender and a Lender), (y) the aggregate principal amount of outstanding Loans made by such Swingline Lender (in its capacity as a Lender) and (z) the L/C Exposure of such Swingline Lender (in its capacity as a Lender) shall not exceed its Commitment then in effect, (ii) the sum of the outstanding Swingline Loans shall not exceed the Swingline Commitment and (iii) the Borrower shall not request, and the Swingline Lender shall not make, any Swingline Loan if, after giving effect to the making of such Swingline Loan, the aggregate amount of the Available Commitments would be less than zero or the sum of the Total Extensions of Credit and the aggregate principal amount of the outstanding Competitive Loans would exceed the Total Commitments.”

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(f)           Section 2.3(b) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“The Borrower shall repay to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Termination Date and five Business Days after such Swingline Loan is made; provided that on each date that a Loan is borrowed or a Competitive Borrowing occurs, the Borrower shall repay all Swingline Loans then outstanding and in connection therewith, the proceeds of any such Loans or Competitive Borrowings (as the case may be) shall be applied by the Administrative Agent to repay any Swingline Loans outstanding.”

(g)          Section 2.15 of the Existing Credit Agreement is hereby amended by inserting a new clause (i) as follows and re-numbering the existing clauses (i) and (j) as clauses (j) and (k) respectively:

“(i)                               For purposes of determining withholding Taxes imposed under FATCA, from and after the First Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”

(h)         Section 2.19(c)(i) of the Existing Credit Agreement is hereby amended by inserting the words “(other than the portion of such Swingline Exposure referred to in clause (b) of the definition of such term)” immediately between the words “Lender” and “shall” on the second line of such section.

(i)             Clause (i) of the first sentence Section 3.1(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(i)(x) the L/C Obligations would exceed the L/C Commitment or (y) the aggregate stated amount of Letters of Credit issued by the Issuing Lender would exceed the Issuing Lender L/C Commitment Sublimit of the Issuing Lender,”.

(j)            The first sentence of Section 3.2 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“The Borrower may from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Administrative Agent and the Issuing Lender at their respective addresses for notices specified herein an Application completed to the reasonable satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may request.”.

SECTION 3.   Effective Date.  This Amendment shall become effective on the date (the “Effective Date”) on which the following conditions have been satisfied or waived by the Administrative Agent:

(a)  The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each of the Borrower and the Required Lenders.

(b)  The Administrative Agent shall have received reimbursement or payment of all of its reasonable and documented out-of-pocket expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transaction contemplated hereby, including, without limitation, fees, disbursements and reasonable charges of counsel to the Administrative Agent.

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SECTION 4.   Representations and Warranties.  The Borrower hereby represents and warrants that (a) each of the representations and warranties made by the Borrower in the Loan Documents or any notice or certificate delivered in connection therewith (other than the representation and warranty contained in Section 4.2 of the Existing Credit Agreement) shall be, after giving effect to this Amendment, true and correct in all material respects (provided that any representation or warranty that is qualified by materiality shall be true and correct in all respects) on and as of the Effective Date as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (provided that any representation or warranty that is qualified by materiality shall be true and correct in all respects) as of such earlier date and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 5.   GOVERNING LAW; WAIVER OF JURY TRIAL.  THIS AMENDMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER AND ANY CLAIM OR CONTROVERSY RELATED TO THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 10.12 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 6.   Amendments; Execution in Counterparts.  (a) This Amendment shall not constitute an amendment of any other provision of the Existing Credit Agreement not referred to herein and, except as expressly provided for herein, shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent.  Except as expressly amended hereby, the provisions of the Existing Credit Agreement are and shall remain in full force and effect.

(b)  The Borrower and the other parties hereto hereby acknowledge and agree that this Amendment shall constitute a “Loan Document” as such term is used in the Existing Credit Agreement, and each reference in the Existing Credit Agreement as amended hereby to the “Loan Documents” shall be deemed to include this Amendment.

(c)  This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower and the Required Lenders.

(d)  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Amendment by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.  A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

SECTION 7. Severability; Integration.  (a)  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(b)  This Amendment and the other Loan Documents represent the agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

AIR LEASE CORPORATION

By:	/s/ Gregory B. Willis
Name:	Gregory B. Willis
Title:	Senior Vice President & Chief Financial Officer

[Signature Page to First Amendment to ALC Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Matthew H. Massie
Name:	Matthew H. Massie
Title:	Managing Director

[Signature Page to First Amendment to ALC Credit Agreement]

Mizuho Bank, Ltd., as a Lender

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

[Signature Page to First Amendment to ALC Credit Agreement]

Sun Trust Bank as a Lender

By:	/s/ Doug Kennedy
Name: Doug Kennedy
Title: Vice President

[Signature Page to First Amendment to ALC Credit Agreement]

BMO HARRIS BANK N.A. as a Lender

By:	/s/ Catherine Blaesing
Name: Catherine Blaesing
Title: Director

[Signature Page to First Amendment to ALC Credit Agreement]

Citibank, N.A., as a Lender

By:	/s/ Maureen P. Maroney
Name: Maureen P. Maroney
Title: Vice President

[Signature Page to First Amendment to ALC Credit Agreement]

FIFTH THIRD BANK, as a Lender

By:	/s/ Eric Oberfield
Name: Eric Oberfield
Title: Vice President

[Signature Page to First Amendment to ALC Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Scott Umbs
Name: Scott Umbs
Title: Authorized Signatory

[Signature Page to First Amendment to ALC Credit Agreement]

Bank of America, N.A., as a Lender

By:	/s/ Jason Cassity
Name: Jason Cassity
Title: Director

[Signature Page to First Amendment to ALC Credit Agreement]

Wells Fargo Bank, N.A., as a Lender

By:	/s/ Will Eustis
Name: Will Eustis
Title: Director

[Signature Page to First Amendment to ALC Credit Agreement]

Santander Bank, N.A., as a Lender

By:	/s/ Daniel O’Connor
Name: Daniel O’Connor
Title: Managing Director

[Signature Page to First Amendment to ALC Credit Agreement]

MUFG Union Bank, N.A., as a Lender

By:	/s/ James Heim
Name: James Heim
Title: Vice President

[Signature Page to First Amendment to ALC Credit Agreement]

CREDIT SUISSE AG, NEW YORK BRANCH, as a Lender

By:	/s/ William O’Daly
Name: William O’Daly
Title: Authorized Signatory

By:	/s/ Jack Madej
Name: Jack Madej
Title: Authorized Signatory

[Signature Page to First Amendment to ALC Credit Agreement]

Commonwealth Bank of Australia, as a Lender

By:	/s/ James M. Miller
Name: James M. Miller
Title: Head of Americas Origination Structured Asset Finance

[Signature Page to First Amendment to ALC Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

[Signature Page to First Amendment to ALC Credit Agreement]

Morgan Stanley Senior Funding, Inc., as a Lender

By:	/s/ Michael King
Name: Michael King
Title: Vice President

[Signature Page to First Amendment to ALC Credit Agreement]

Morgan Stanley Bank, N.A., as a Lender

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Signature Page to First Amendment to ALC Credit Agreement]

BNP PARIBAS, as a Lender

By:	/s/ Eric Chilton
Name: Eric Chilton
Title: Managing Director

By:	/s/ Robert Papas
Name: Robert Papas
Title: Director
Transportation Group-Aviation Finance

[Signature Page to First Amendment to ALC Credit Agreement]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Justine Ventrelli
Name:	Justine Ventrelli
Title:	Vice President

By:	/s/ Thomas Jean
Name:	Thomas Jean
Title:	Director

[Signature Page to First Amendment to ALC Credit Agreement]

Natixis, New York Branch, as a Lender

By:	/s/ Gerardo Canet
Name:	Gerardo Canet
Title:	Managing Director

By:	/s/ Lily Cheung
Name:	Lily Cheung
Title:	Natixis

[Signature Page to First Amendment to ALC Credit Agreement]

Lloyds Bank plc, as a Lender

By:	/s/ Erin Doherty
Name:	Erin Doherty
Title:	Assistant Vice President
Transaction Execution
Category A
P006

By:	/s/ Daven Popat
Name:	Daven Popat
Title:	Senior Vice President
Transaction Execution
Category A
P003

[Signature Page to First Amendment to ALC Credit Agreement]

DBS Bank Ltd., as a Lender

By:	/s/ Ong Sie Wei
Name: Ong Sie Wei
Title: Senior Vice President

[Signature Page to First Amendment to ALC Credit Agreement]

U.S. Bank, National Association, as a Lender

By:	/s/ Gary P. Terrasi
Name: Gary P. Terrasi
Title: Vice President

[Signature Page to First Amendment to ALC Credit Agreement]

Bank of the West, as a Lender

By:	/s/ David G. Kronen
Name: David G. Kronen
Title: Director

By:	/s/ Sidney Jordan
Name: Sidney Jordan
Title: Managing Director

[Signature Page to First Amendment to ALC Credit Agreement]

Apple Bank for Savings, as a Lender

By:	/s/ Jonathan Byron
Name: Jonathan Byron
Title: Senior Vice President

[Signature Page to First Amendment to ALC Credit Agreement]

City National Bank, as a Lender

By:	/s/ Eric Lo
Name: Eric Lo
Title: Vice President

[Signature Page to First Amendment to ALC Credit Agreement]

Bank of Communications Co., Ltd., New York Branch, as a Lender

By:	/s/ Shelley He
Name: Shelley He
Title: Deputy General Manager

[Signature Page to First Amendment to ALC Credit Agreement]

Mega International Commercial Bank Co., Ltd New York Branch, as a Lender

By:	/s/ Angela Chen
Name: Angela Chen
Title: VP & Deputy GM

[Signature Page to First Amendment to ALC Credit Agreement]

East West Bank, as a Lender

By:	/s/ Kandy Hung
Name: Kandy Hung
Title: Director of Syndications

[Signature Page to First Amendment to ALC Credit Agreement]

One West Bank N.A., as Lender

By:	/s/ John Farrace
Name: John Farrace
Title: EVP

[Signature Page to First Amendment to ALC Credit Agreement]

United Bank as a Lender

By:	/s/ David C. Paulson
Name: David C. Paulson
Title: EVP, Head of Wholesale Banking

[Signature Page to First Amendment to ALC Credit Agreement]